THIS DOCUMENT IS A CONFIRMING COPY OF THE FORM 8-K PREVIOUSLY FILED ON PAPER WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 1995


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  July 31, 1995


      ARISTO INTERNATIONAL CORPORATION (f/k/a The Astro-Stream Corporation)
  ----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   33-1260-NY                    11-2706304
----------------------------       ------------                 --------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)              File No.)               Identification No.)


                 152 West 57th Street, New York, New York 10019
              ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 586-2400
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
              ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

               Pursuant to the Agreement and Plan of Merger, dated July 28, 1995 (the "Merger Agreement"), by and among Aristo International Corporation, a Delaware corporation (the "Registrant"), BAIC Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Registrant (the "Purchaser"), Borta, Inc., a Virginia corporation ("Borta"), and the Shareholders of Borta (the "Sellers"), on July 31, 1995 (the "Closing Date"), Borta was merged with and into the Purchaser (the "Merger"), with the Purchaser being the surviving corporation (the "Surviving Corporation") in the Merger. Pursuant to the Merger, (i) the name of the Surviving Corporation was changed to "Borta, Inc.", (ii) each share of the common stock of the Purchaser issued and outstanding immediately prior to the Merger was converted into one share of the common stock of the Surviving Corporation, and
               (iii) all shares of the common stock of Borta issued and outstanding immediately prior to the Merger were converted into the right to receive that number of shares of the common stock of the Registrant which, on the Closing Date, had an aggregate market value of $10,000,000 (the "Aggregate Merger Consideration"); provided, however, that the Agreement provided that the number of shares of the common stock of the Registrant which would comprise the Aggregate Merger Consideration would in no event exceed 2,000,000. On the Closing Date, in payment of the Aggregate Merger Consideration, the Registrant issued an aggregate of 1,818,182 shares of its common stock to the former Shareholders of Borta.


               As a result of the Merger, (i) by operation of law, all the properties, rights, privileges, immunities, powers and franchises of Borta and the Purchaser vested in the Surviving Corporation, and all the debts, liabilities and duties of Borta and the Purchaser became the debts, liabilities and duties of the Surviving Corporation, and (ii) the Surviving Corporation became a wholly-owned subsidiary of the Registrant.

               Prior to the Merger, Borta was involved in the creation and development of new multimedia digital entertainment and was engaged in original game development, cross-platform conversions, software tools and techniques and enabling technologies for game platforms including PC, MAC, ATARI, SEGA, NINTENDO, 3DO and SONY. The Registrant intends for the Surviving Corporation to be involved in the business engaged in by Borta prior to the Merger.

               The foregoing description of the Merger and the business of Borta is subject to (i) the provisions of the Agreement, which is included herein as set forth in Exhibit 2.01 hereto, and (ii) the Financial Statements of Borta contained in Item 7(a) below, each of which is incorporated herein by reference as if set forth in their entirety herein.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

                    (a) Financial Statements of Business Acquired:

                               Are included in the following fifteen (15) pages:

                                   BORTA, INC.
         (Formerly operating as Borta and Associates, a Proprietorship)


                               Sterling, Virginia








                                FINANCIAL REPORT








                                  MAY 31, 1995

                                    CONTENTS


                                                                    Page

INDEPENDENT AUDITOR'S REPORT
    ON THE FINANCIAL STATEMENTS                                      1

FINANCIAL STATEMENTS

    Balance sheet                                                    2
    Statement of income                                              3
    Statement of stockholders' equity                                4
    Statement of cash flows                                    5 and 6
    Notes to financial statements                                 7-11

INDEPENDENT AUDITOR'S REPORT ON
    THE SUPPLEMENTARY INFORMATION                                   12

SUPPLEMENTARY INFORMATION

    Operating expenses                                              13

                          INDEPENDENT AUDITOR'S REPORT






To the Board of Directors
    Borta, Inc.
    Sterling, Virginia


         We have audited the accompanying balance sheet of Borta, Inc. as of May 31, 1995, and the related statements of income, stockholders' equity, and cash flows for the five months ending May 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Borta, Inc. as of May 31, 1995, and the results of its operations and its cash flows for the five months then ended, in conformity with generally accepted accounting principles.


                                                Yount, Hyde & Barbour, P.C.
Sterling, Virginia
July 11, 1995



                                   BORTA, INC.

                                  BALANCE SHEET
                                  May 31, 1995

           ASSETS
Current Assets
   Cash (Note 2)                                                     $   49,025
   Accounts receivable (Notes 3 and 7)                                   48,506
   Prepaid rent                                                           1,776
                                                                     ----------
         Total current assets                                        $   99,307
                                                                     ==========

Property and Equipment (Notes 2, 4 and 5)                            $   48,051

   Less accumulated depreciation                                         (7,895)
                                                                     $   40,156

Other Assets, deposits                                               $    2,033
                                                                     ----------

                                                                     $  141,496

   LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
   Accounts payable                                                  $    3,757
   Payroll tax withholdings payable                                      11,774
   Accrued expenses                                                       3,554
   Advances from employees                                                4,902
   Deposit payable (Note 8)                                              50,000
   Current maturities of long-term debt (Note 5)                          8,027
                                                                     ----------
         Total current liabilities                                   $   82,014
                                                                     ----------

Long-Term Debt, less current maturities (Note-5)                     $   39,418
                                                                     ----------

Commitments (Note 6)                                                 $       --
                                                                     ----------

Stockholders' Equity
   Common stock, no par value, 25,000 shares
         authorized and issued                                       $   69,208
   Retained earnings (deficit)                                          (49,144)
                                                                     ----------
         Total stockholders' equity                                  $   20,064
                                                                     ----------

                                                                     $  141,496
                                                                     ==========

   See Notes to Financial Statements.

                                   BORTA, INC.

                               STATEMENT OF INCOME
                         Five Months Ending May 31, 1995




Revenue (Notes 2, 3 and 7)                                          $   137,745

Operating expenses                                                      184,960
                                                                    -----------
   Operating (loss)                                                     (47,215)

Financial income (expense):
   Interest income                                                           47
   Interest expense                                                      (1,976)
                                                                    -----------
                                                                    $    (1,929)
                                                                    -----------
         Net (loss)                                                 $   (49,144)
                                                                    ===========

See Notes to Financial Statements.

                                   BORTA, INC.

                        STATEMENT OF STOCKHOLDERS' EQUITY
                         Five Months Ending May 31, 1995


                                                                                              Retained
                                                                    Common                    Earnings
                                                                     Stock                    (Deficit)                       Total
                                                                   --------                   ---------                      -------

Balance, beginning                                                $         --             $           --               $         --
   Issuance of 15,500 shares
      of common stock                                                   43,278                         --                     43,278
   Issuance of 9,500 shares
      of common stock                                                   25,930                         --                     25,930
   Net (loss)                                                               --                   (49,144)                   (49,144)
                                                                  ------------             -------------               ------------
Balance, ending                                                        $69,208                  $(49,144)                    $20,064
                                                                  ============             =============               =============


See Notes to Financial Statements.




                                   BORTA, INC.

                             STATEMENT OF CASH FLOWS
                         Five Months Ending May 31, 1995


Cash Flows from Operating Activities
   Net (loss)                                                                                                  $(49,144)
   Adjustments to reconcile net (loss) to net cash
      provided by operating activities:
        Depreciation                                                                                               4,381
        Expenses paid through the issuance of common stock                                                        11,332
        Changes in assets and liabilities:
           (Increase) in accounts receivable                                                                     (3,370)
           (Increase) in prepaid rent                                                                            (1,776)
           Increase in accounts payable                                                                            1,624
           (Decrease) in accrued expenses                                                                          (390)
           (Decrease) in payroll taxes payable                                                                   (1,506)
           Increase in deposits payable                                                                           50,000
           Increase in advances from employees                                                                     4,902
                                                                                                             -----------
                Net cash provided by operating activities                                                      $  16,053
                                                                                                             -----------

Cash Flows from Investing Activities, purchase of
   property and equipment                                                                                      $(15,716)

Cash Flows from Financing Activities
   Issuance of common stock                                                                                    $   1,243
   Principal payments on long-term borrowings                                                                    (2,555)
   Proceeds from long-term borrowings                                                                             50,000
                                                                                                               ---------
                Net cash provided by financing activities                                                       $ 48,688
                                                                                                                --------

                Increase in cash and cash equivalents                                                           $ 49,025

Cash and Cash Equivalents
   Beginning                                                                                                          --

   Ending                                                                                                       $ 49,025
                                                                                                                ========

Supplemental Disclosure of Cash Flow Information,
   cash payments for interest                                                                                  $   1,976
                                                                                                               =========


See Notes to Financial Statements.

                                   BORTA, INC.

                             STATEMENT OF CASH FLOWS
                                   (Continued)
                         Five Months Ending May 31, 1995



Supplemental Schedule of Noncash  Investing and
 Financing  Activities
     Net assets acquired by issuance of common stock,
     net of cash of $1,243, 15,500 shares                               $42,035
                                                                        =======

     Equipment acquired by issuance of common stock,
     5,000 shares                                                       $14,598
                                                                        =======

     Issuance of common stock in payment of compensation
     and other reimbursable expenses to employees,
     4,500  shares                                                      $11,332
                                                                        =======


See Notes to Financial Statements.

                                   BORTA, INC.

                          NOTES TO FINANCIAL STATEMENTS


Note 1.        FORMATION AND OPERATION

               The Company was incorporated under the laws of the Commonwealth of Virginia on December 19, 1994, and on January 1, 1995, all of the assets and the business of, and all of the liabilities of the Proprietorship, Borta and Associates, were received in exchange for 15,500 shares of the Corporation's stock. The original husband and wife proprietors, Ronald T. Borta and Leslie A. Davis, received the initial 15,500 shares.

               The acquired assets and assumed liabilities of the Proprietorship, Borta and Associates, have been recorded on the Company's financial statements at the same amounts at which they were reported on the financial statements of the Proprietorship.

               In addition, 5,000 shares of the Company's common stock were exchanged to certain employees contributing assets to the Corporation. The remaining 4,500 shares were issued to several other employees, including the mother of Ms. Davis, a related party, as taxable compensation for services rendered.

               The Company creates digital entertainment and software tools.

Note 2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                    CASH AND CASH EQUIVALENTS

                      For purposes of reporting the statement of cash flows, the Company includes all cash accounts, which are not subject to withdrawal restrictions or penalties, as cash and cash equivalents on the accompanying balance sheet.

                    PROPERTY AND EQUIPMENT

                      Property and equipment are stated at cost.

                      Depreciation is computed using 200% declining balance over the assets' estimated useful life as follows:

                                                                   Useful Life
                                                                   -----------
                           Computer equipment                       5 years
                           Furniture                                7 years

                          NOTES TO FINANCIAL STATEMENTS



                    COMPENSATED ABSENCES

                      The Company's policy is to compensate employees upon termination for unused vacation pay if the employee's length of service is 90 days or more. Management does not accrue a liability for future compensated absences because the amount of liability cannot be reasonably estimated.

                    REVENUE RECOGNITION

                      The Company utilizes the accrual method of accounting for financial statement purposes. Revenues from contracts with customers are recognized over the period in which expenses are incurred.

                      Many of the contracts provide for progress billings as certain "milestones" are achieved and approved by the customer. For contracts with uncompleted milestones which were in progress at year end, management has recorded revenue based upon the percentage-of-completion method applied to individual contracts, commencing when progress reaches a point where experience is sufficient to estimate financial results with reasonable accuracy. That portion of the billing for the milestone in progress is accrued which is allocable, on the basis of the Company's estimates of the percentage of completion, to work performed. Operating expenses, including direct costs, indirect costs and administrative expenses, are charged to income as incurred.

Note 3.        ACCOUNTS RECEIVABLE

               The components of accounts receivable, are as follows:

                      Billed                               $11,025
                      Unbilled                              37,481
                                                          --------
                                                           $48,506
                                                          ========

               Accounts receivable are stated at full value and management estimates that no allowance for doubtful accounts is required. Accounts are charged to expense in the year they become uncollectible.

               Unbilled accounts receivable represent a portion of revenues recognized on various contracts in progress at year end.

               All unbilled accounts receivable are expected to be billed and collected within the next twelve months.

                          NOTES TO FINANCIAL STATEMENTS




Note 4.        PROPERTY AND EQUIPMENT

               The balances of major classes of property and equipment consisted of the following:

                     Computer equipment                         $47,179
                     Furniture                                      872
                                                            -----------
                                                                $48,051
                     Less accumulated depreciation               (7,895)
                                                            -----------
                                                                $40,156
                                                            ===========

               Depreciation expense for the five months ended May 31, 1995, was $4,381.

Note 5.        LONG-TERM DEBT AND PLEDGED ASSETS

               Note payable to bank in monthly installments
                    including principal and interest at the prime
                    rate plus three and one quarter percent             $47,445

               Less current maturities of long-term debt                 (8,027)
                                                                      ---------
                                                                        $39,418

               Aggregate maturities required on long-term debt were:

                    Twelve months ending:
                      1996                                               $8,027
                      1997                                                9,068
                      1998                                               10,243
                      1999                                               11,571
                      2000 and thereafter                                 8,536
                                                                      ---------
                                                                        $47,445
                                                                      =========
               The above note is secured by substantially all of the Company's fixed assets, software and professional texts.

Note 6.        COMMITMENTS

               The Company had a noncancellable office space lease for its business location that originally expired June 30, 1995, which provided for monthly payments of $1,776. An addendum dated June 1, 1995 extends the lease until September 30, 1995, with monthly payments of $1,861.

                          NOTES TO FINANCIAL STATEMENTS



               The total future minimum lease payments under the noncancellable lease as of May 31, 1995 are:

                                       1995              $9,134
                                                         ======

               The Company has a furniture lease  agreement on a  month-to-month basis. The lease requires monthly lease payments of $259 and the lease expired on February 23, 1995.

               The Company has a computer lease agreement on a month-to-month basis. The lease requires monthly lease payments of $284 and the lease expired in February 1995.

Note 7.        SIGNIFICANT CUSTOMERS

               Revenues for the five months ending May 31, 1995, include revenues to the following major customers (which accounted for 10% or more of total revenue of the Proprietorship for this period):

                                           Amount of                   Accounts
                                            Revenue                   Receivable
                                          -----------                 ----------

                 Customer A               $  30,000                     $16,000
                 Customer B                  27,000                          --
                 Customer C                  56,010                      20,417
                 Customer D                  24,735                       9,735
                                          ---------                   ---------
                   Total                   $137,745                     $46,152
                                          =========                   =========


Note 8.        SUBSEQUENT EVENTS

                    PLANS TO SELL BUSINESS

                      On May 31, 1995, the newly formed Corporation, Borta, Inc., received a Letter of Intent dated May 31, 1995 and a good faith deposit of $50,000 from a potential purchaser of the Corporation. The good faith deposit is refundable in the event of termination and the refund is personally guaranteed by Ronald T. Borta and Leslie A. Davis.

                      The letter requires the completion of certain agreements and documents, including employment agreements with Ronald
                      T. Borta and Leslie A. Davis, prior to acquisition. In addition, the original proprietor, Ronald T. Borta, would receive $750,000 in cash in three equal installments of $250,000 on the date of closing, September 30, 1995 and February 28, 1996. Borta, Inc. would become a wholly-owned subsidiary of the proposed acquiring Company.

                          NOTES TO FINANCIAL STATEMENTS



                      The letter provides for the acquisition of 100% of the authorized and outstanding shares of Borta, Inc. The present shareholders would receive the number of shares of common stock of the proposed acquiring Company which on the closing date have an aggregate market value of $10 million, provided that in no event shall Borta, Inc. shareholders receive more than 2 million shares of the acquiring Company's common stock. Each present Borta, Inc. shareholder would receive a proportionate share of the acquiring Company's shares equal to the portion of Borta, Inc. shares that each now possess.

                      The original proprietors and present stockholders are currently negotiating the specific arrangements of the acquisition. The final arrangements may vary from the terms proposed in the original letter of intent.

                          YOUNT, HYDE & BARBOUR, P.C.
                                  [Letterhead]

                          INDEPENDENT AUDITOR'S REPORT
                        ON THE SUPPLEMENTARY INFORMATION








To the Board of Directors
Borta, Inc.
Sterling, Virginia


           Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                                                  Yount, Hyde & Barbour, P.C.

Sterling, Virginia
July 11, 1995

                                   BORTA, INC.

                            SUPPLEMENTARY INFORMATION
                         Five Months Ending May 31, 1995



Operating Expenses
           Advertising                       $       220
           Bank service charges                       88
           Books and journals                        202
           Depreciation (Notes 2 and 4)            4,381
           Dues and subscriptions                     29
           Equipment rental                        2,271
           Insurance                               5,067
           Miscellaneous                           1,678
           Office supplies                         2,640
           On-line service                            73
           Wages                                 112,265
           Contracted services                    13,222
           Payroll taxes                           8,584
           Postage                                   586
           Printing and reproduction               1,020
           Accounting                                306
           Programming services                   13,215
           Professional fees                       3,400
           Rent (Note 6)                           8,881
           Software expense                        1,196
           Taxes, other                              314
           Telephone                               1,856
           Meals                                     528
           Travel                                  1,943
           Utilities                                  65
           Finance charges                           900
           Repairs                                    30
                                            ------------
                                                $184,960
                                            ============

           (b)       Pro Forma Financial Information:

                     It is impracticable to provide the pro forma financial information required by Item 7(b) relative to the acquired business described in Item 2 at the time this report on Form 8-K is filed. The required pro forma financial information will be filed under cover of Form 8 as soon as is practicable but not later than September 30, 1995.

           (c)       Exhibits

           Exhibit No.                      Description
           -----------                     -------------
               2.01 Agreement and Plan of Merger, dated July 28, 1995, among the Registrant, BAIC Acquisition Corp., Borta, Inc. and the Shareholders of Borta, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 1995

                              ARISTO INTERNATIONAL CORPORATION



                              By: /s/ Shmuel Cohen
                                  ---------------------------
                                  Shmuel Cohen
                                  President

                                  EXHIBIT INDEX


Exhibit No.                    Description                              Page No.

  2.01                         Agreement and Plan of Merger,
                               dated July 28, 1995, among the
                               Registrant, BAIC Acquisition Corp.,
                               Borta, Inc. and the Shareholders
                               of Borta, Inc.